UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 14, 2008

Noven Pharmaceuticals, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-17254	59-2767632
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11960 S.W. 144th Street, Miami, Florida		33186
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	305-253-5099

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On August 20, 2008, Noven Pharmaceuticals, Inc. ("Noven") announced that it has entered into the following agreements (the "Agreements") with Procter & Gamble Pharmaceuticals, Inc. ("P&GP"), a subsidiary of The Procter & Gamble Company, relating to the development and commercialization of prescription transdermal patches for the treatment of Hypoactive Sexual Desire Disorder ("HSDD") in women: (i) Development and License Agreement, dated June 30, 2008, between Noven and P&GP; and (ii) Supply Agreement, dated August 14, 2008, among Noven, P&GP and P&G Pharmaceuticals, S.A.R.L. The Development and License Agreement supersedes and replaces the prior development letter agreement entered into between Noven and P&GP on April 28, 2003.

Under the Agreements, Noven granted P&GP an exclusive worldwide license to a testosterone patch for the treatment of HSDD in women, as well as potential next-generation patches, and P&GP granted Noven exclusive supplier rights with respect to such licensed products. If the testosterone patch is ultimately approved and launched, Noven would receive royalties and manufacturing fees under the Agreements. Noven may also receive development and sales milestone payments related to the licensed products. The royalty payments are to be determined based on a percentage of P&GP's quarterly sales of the licensed products. The milestone payments will be contingent upon the achievement of certain sales milestones. Pursuant to the Agreements, P&GP will fund any clinical development costs and will be responsible for any regulatory filings and marketing applications associated with any licensed products developed under the Agreements.

The foregoing is a summary of certain of the terms of the Agreements and does not purport to be a complete discussion thereof. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Agreements, which will be filed as exhibits to Noven's Quarterly Report on Form 10-Q for the quarter ended September 30, 2008. A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release, dated August 20, 2008, announcing the signing of the Agreements with P&GP relating to the development and commercialization of patches to treat HSDD.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Noven Pharmaceuticals, Inc.

August 20, 2008	By:	/s/ Jeff Mihm

Name: Jeff Mihm
Title: Vice President, General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated August 20, 2008, announcing the signing of the Agreements with P&GP relating to the development and commercialization of patches to treat HSDD.